Rule 497(d)


                                    FT 6195
                  Core Holdings Growth Trust, 2016 Fall Series

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, on November 11, 2016 at 11:59 pm EST, First Clearing, LLC will merge into Wells Fargo Advisors, LLC and the combined broker-dealer will be renamed Wells Fargo Clearing Services, LLC (WFCS). Wells Fargo Advisors is a trade name used by WFCS and Wells Fargo Advisors Financial Network, LLC, members SIPC, separate registered broker-dealers and non-bank affiliates of Wells Fargo & Company. First Clearing is used as a trade name of WFCS.

November 10, 2016